EXHIBIT 23.2

                                                                  EXHIBIT 23.2

                     [Arthur Andersen LLP Letterhead]

                    CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our reports dated July 15, 1997 and July 27, 1995 included in CVS Corporation Form 8-K dated July 17, 1997 (as amended by Form 8-K/A filed on July 23, 1997) and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen LLP
Arthur Andersen LLP

Cleveland, Ohio
August 28, 1997